UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2013

NORTH BAY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54213
(Commission File Number)

83-0402389
(IRS Employer Identification No.)

2120 Bethel Road
Lansdale, Pennsylvania 19446
 (Address of principal executive offices and Zip Code)

(215) 661-1100
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01                      Entry Into a Material Definitive Agreement

Effective June 24, 2013, the Registrant executed a definitive joint-venture agreement (the “Agreement”) for mining operations on the Company’s 100%-owned Fraser River Project near Lytton, British Columbia, with Solid Holdings Ltd. (“Solid”), a private company domiciled in British Columbia and based in Houston, BC.

The terms of the agreement call for Solid to provide all equipment, personnel, and related expenditures required to initiate and sustain mining operations at the Fraser River Project JV.  The Registrant will be responsible for maintaining the property in good standing and securing the permits required for mining operations to proceed.  The Registrant will retain 100% ownership of the property, and will be paid a 20% net smelter royalty (“NSR”) on all metals recovered from operations, with Solid retaining 100% of the net profits following payment of the aforementioned NSR.  Solid will be deemed the project operator, and will be responsible for the day-to-day operations.

The above described Agreement was negotiated on an arms-length basis, with no family or other relationship with any of the parties with any officer, director, or affiliate of the Registrant.  No shares of the Registrant’s stock have been or will be issued in connection with the Agreement.

The foregoing is not a complete summary of the terms of the Agreement described herein and reference is made to the complete text of the Agreement as Exhibit 10.1 to this Current Report on Form 8-K, and hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1	Fraser River Project JV Agreement dated June 24, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH BAY RESOURCES INC.
(Registrant)

By: /s/ Perry Leopold
Perry Leopold
Chief Executive Officer

Dated: June 25, 2013